UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

DOLPHIN ENTERTAINMENT, INC.

(Name of Registrant as Specified in its Charter)

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DOLPHIN ENTERTAINMENT, INC.

2151 Le Jeune Road, Suite 150-Mezzanine

Coral Gables, Florida 33134

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

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April 27, 2018

Dear Shareholder:

It is my pleasure to invite you to attend the annual meeting of the shareholders of Dolphin Entertainment, Inc. (the “Annual Meeting”). The Annual Meeting will be held on June 6, 2018, at 9:00 a.m. local time at the law offices of Greenberg Traurig, located at 333 SE 2nd Avenue, Suite 4400, Miami, FL 33131. At the meeting, you will be asked to:

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Elect six directors to hold office until the 2019 annual meeting of shareholders or until their successors are elected and qualified;

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Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the 2018 fiscal year; and

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Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Only shareholders of record as of the close of business on April 5, 2018 may vote at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting, regardless of the number you may hold. Whether or not you plan to attend, please vote using the Internet, by telephone or by mail, in each case by following the instructions in our proxy statement. This will not prevent you from voting your shares in person if you are present.

I look forward to seeing you on June 6, 2018.

Sincerely,

/s/ William O’Dowd, IV
WILLIAM O’DOWD, IV
Chief Executive Officer

We mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and our 2017 annual report on Form 10-K on or about April 27, 2018.

Our proxy statement and our 2017 annual report on Form 10-K are available online at www.proxyvote.com.

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TABLE OF CONTENTS

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DOLPHIN ENTERTAINMENT, INC.

2151 Le Jeune Road, Suite 150-Mezzanine

Coral Gables, Florida 33134

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PROXY STATEMENT

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Proxy Statement for Annual Meeting of Shareholders to be held on June 6, 2018

You are receiving this proxy statement because you own shares of common stock of Dolphin Entertainment, Inc. (sometimes referred to as “we”, “us”, or the “Company”), that entitle you to vote at the Annual Meeting. Our Board of Directors (the “Board”), is soliciting proxies from shareholders who wish to vote at the meeting. By use of a proxy, you can vote even if you do not attend the meeting. This proxy statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.

We are utilizing the Securities and Exchange Commission (the “SEC”) rule allowing companies to furnish proxy materials to their shareholders over the Internet. In accordance with this rule, on or about April 27, 2018, we sent our shareholders at the close of business on April 5, 2018 a Notice of Internet Availability of Proxy Materials for the Annual Meeting (the “Notice”). The Notice contains instructions on how to access our proxy statement and 2017 annual report on Form 10-K and vote online. If you received a Notice and would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions included in the Notice for requesting such materials at no charge.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 1

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QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

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Q:

When and where will the Annual Meeting take place?

A:

The Annual Meeting will be held on June 6, 2018 at 9:00 a.m., local time, at the law offices of Greenberg Traurig, located at 333 SE 2nd Avenue, Suite 4400, Miami, FL 33131.

Q:

Who may vote at the Annual Meeting?

A:

Only holders of record of shares of our common stock, par value $0.015 per share, (the “common stock”) at the close of business on April 5, 2018 (the “record date”), are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. On the record date, we had 11,221,223 shares of our common stock outstanding and entitled to be voted at the Annual Meeting.

Q:

How many votes do I have?

A:

You may cast one vote for each share of our common stock held by you as of the record date on all matters presented at the Annual Meeting. Holders of our common stock do not possess cumulative voting rights.

Q:

How do I vote?

A:

If you are a shareholder of record as of the record date, you may vote:

•	via Internet;

•	by telephone;

•	by mail, if you received a paper copy of the proxy materials; or

•	in person at the meeting.

Detailed instructions for Internet and telephone voting are set forth in the Notice, which contains instructions on how to access our proxy statement and annual report online, and the printed proxy card.

If you are a beneficial owner of shares, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please bring with you evidence of your ownership as of the record date (such as a recent brokerage statement showing your ownership of the shares as of the record date or a letter from the broker or nominee confirming such ownership), and a form of personal identification.

Q:

What is the difference between a shareholder of record and a beneficial owner?

A:

If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, you are considered the “shareholder of record” with respect to those shares.

If your shares are held by a brokerage firm, bank, trustee or other agent, which we refer to as a nominee, you are considered the “beneficial owner” of shares held in street name. As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following its instructions for voting by Internet, telephone or the voting instruction card included in the enclosed proxy materials.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 2

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

Q:

What constitutes a quorum, and why is a quorum required?

A:

We are required to have a quorum of shareholders present to conduct business at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote on the record date will constitute a quorum, permitting us to conduct the business of the Annual Meeting. Proxies received but marked as “ABSTAIN” or “WITHHOLD”, if any, and broker non-votes (described below), if applicable, will be included in the calculation of the number of shares considered to be present at the Annual Meeting for quorum purposes. If a quorum is not present, we will be required to reconvene the Annual Meeting at a later date.

Q:

What am I being asked to vote on?

A:

At the Annual Meeting you will be asked to vote on the following two proposals. Our Board recommendation for each of these proposals is set forth below.

Proposal	Board Recommendation
1. Election of Directors	FOR each director nominee
2. Ratification of BDO, USA LLP (“BDO”) as our Independent Registered Public Accounting Firm	FOR

Q:

What happens if additional matters are presented at the Annual Meeting?

A:

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the proxy holder, William O’Dowd, IV, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting in accordance with Florida law and our Bylaws.

Q:

How many votes are needed to approve each proposal?

Proposal	Description of Votes Needed
1. Election of Directors

The six nominees for election as directors will be elected by a “plurality” of the votes cast at the Annual Meeting. This means that the six nominees who receive the highest number of “FOR” votes will be elected as the directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified, even if those nominees do not receive a majority of the votes cast. Abstentions will not have any effect on the election of directors.

2. Ratification of BDO as our Independent Registered Public Accounting Firm

The appointment of BDO as our independent registered public accounting firm will be ratified if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions will not have any effect on whether this proposal is approved.

Q:

What if I sign and return my proxy without making any selections?

A:

If you sign and return your proxy without making any selections, your shares will be voted “FOR” the director nominees in proposal 1 and “FOR” proposal 2. If other matters properly come before the meeting, the proxy holder will have the authority to vote on those matters for you at the proxy holder’s discretion.

Q:

What if I am a beneficial shareholder and I do not give the nominee voting instructions?

A:

If you are a beneficial shareholder and your shares are held in the name of a broker, the broker has the authority to vote shares for which you do not provide voting instructions only with respect to certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular matter because the nominee does not have discretionary voting authority for that matter and has not received instructions from the beneficial owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining the presence of a quorum but are not counted as votes cast with respect to a matter on which the nominee has expressly not voted.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 3

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

The table below sets forth, for each proposal on the ballot, whether a broker can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposal	Can Brokers Vote Absent Instructions?	Impact of Broker Non-Vote
1. Election of Directors	No	None
2. Ratification of BDO as our Independent Registered Public Accounting Firm	Yes	Not Applicable

Q:

Can I change my vote after I have delivered my proxy?

A:

Yes. If you are a shareholder of record, you may revoke your proxy at any time before its exercise by:

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written notice to Mirta A. Negrini at Dolphin Entertainment, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134;

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properly submitting to Ms. Negrini a proxy with a later date (which may be done by Internet, telephone or mail); or

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attending the Annual Meeting and voting in person.

If you are a beneficial shareholder, you must contact your nominee to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Q:

What does it mean if I receive more than one proxy card?

A:

If you receive more than one proxy card, it means that you hold shares of common stock in more than one account. To ensure that all your shares are voted, sign and return each proxy card. Alternatively, if you vote by Internet or telephone, you will need to vote once for each proxy card you receive.

Q:

Who can attend the Annual Meeting?

A:

Only shareholders and our invited guests are invited to attend the Annual Meeting. To gain admittance, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a broker or nominee holds your shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the shares as of the Record Date or a letter from the broker or nominee confirming such ownership, and a form of personal identification.

Q:

If I plan to attend the Annual Meeting, should I still vote by proxy?

A:

Yes. Casting your vote in advance does not affect your right to attend the Annual Meeting.

Q:

Where can I find voting results of the Annual Meeting?

A:

We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8-K filed within four business days after the Annual Meeting.

Q:

Who should I call with other questions?

A:

If you have additional questions about this proxy statement or the Annual Meeting or would like additional copies of this proxy statement or the enclosures herein, please contact: Dolphin Entertainment, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134, Attention: Mirta A. Negrini, Telephone: (305) 774-0407.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 4

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PROPOSAL 1—ELECTION OF DIRECTORS

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Under our Bylaws, directors are elected at annual meetings or until their successors are elected and qualified. Our current directors are William O’Dowd, IV, Michael Espensen, Nelson Famadas, Allan Mayer, Mirta A. Negrini, Justo Pozo and Nicholas Stanham. Mr. Pozo is not standing for re-election at the Annual Meeting. Our Board recommends that the remaining six current directors be nominated for re-election, each to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified, and each has consented to serve.

We believe that each of these individuals possesses the experience, skills and qualities to fully perform his or her duties as a director and contribute to our success. As more specifically described in the biographies set forth below, our director nominees possess relevant knowledge and experience, industry-specific and otherwise, in the family entertainment, Internet networking, entertainment marketing, legal, and business fields, which we believe enhances the Board’s ability to oversee, evaluate and direct our overall corporate strategy. In addition, these individuals were nominated because we believe each is of high ethical character, accomplished in his or her field with solid credentials and recognition, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling his or her obligations as a director. Each director nominee’s principal occupation and other pertinent information about particular experience, qualifications, attributes and skills that led our Board to conclude that such person should serve as a director, is described below.

William O’Dowd, IV, 49, has served as our Chief Executive Officer and Chairman of our Board since June 2008. Mr. O’Dowd founded Dolphin Entertainment, LLC in 1996 and has served as its President since that date. In 2016, we acquired Dolphin Films, Inc., a content producer of motion pictures, from Dolphin Entertainment, LLC. Past television series credits for Mr. O’Dowd include serving as Executive Producer of Nickelodeon’s worldwide top-rated series Zoey101 (Primetime Emmy-Award nominated) and Ned’s Declassified School Survival Guide, as well as Nickelodeon’s first ever musical, Spectacular! In addition, Mr. O’Dowd produced the first season of Raising Expectations, a 26-episode family sitcom. Raising Expectations won the 2017 KidScreen Award for Best New Tween/Teen Series, the global children’s television industry’s highest honor.

Qualifications. The Board nominated Mr. O’Dowd to serve as a director because of his current and prior senior executive and management experience at our company and his significant industry experience, including having founded Dolphin Entertainment, LLC, a leading entertainment company specializing in children’s and young adult’s live-action programming.

Michael Espensen, 68, has served on our Board since June 2008. From 2009 to 2014, Mr. Espensen served as Chief Executive Officer of Keraplast Technologies, LLC, a private multimillion-dollar commercial-stage biotechnology company. From 2009 to present, Mr. Espensen has also served as Chairman of the Board of Keraplast. While serving as Chief Executive Officer, Mr. Espensen was responsible for overseeing and approving Keraplast’s annual budgets and financial statements. Mr. Espensen is also a producer and investor in family entertainment for television and feature films. Between 2006 and 2009, Mr. Espensen was Executive or Co-Executive Producer of twelve made-for-television movies targeting children and family audiences. As Executive Producer, he approved production budgets and then closely monitored actual spending to ensure that productions were not over budget. Mr. Espensen has also been a real estate developer and investor for over thirty years.

Qualifications. The Board nominated Mr. Espensen to serve as a director because of his business management and financial oversight experience both as the current Chairman and former Chief Executive Officer of a multimillion-dollar company and as a former Executive Producer in the made-for-television movie industry, as well as his valuable knowledge of our industry.

Nelson Famadas, 45, has served on our Board since December 2014. Since 2015, he has served as President of Cien, a marketing firm that serves the Hispanic market. Prior to Cien, Mr. Famadas served as Senior Vice President of National Latino Broadcasting from July 2011 to May 2015. NLB is an independent Hispanic media company that owns and operates two satellite radio channels on SiriusXM. From July 2010 to March 2012, Mr. Famadas served as our Chief Operating Officer, where he was responsible for daily operations including public filings and investor relations. Mr. Famadas began his career at MTV Networks, specifically MTV Latin America, ultimately serving as New Business Development Manager. From 1995 through 2001, he co-founded and managed Astracanada Productions, a television production company that catered mostly to the Hispanic audience, creating over 1,300 hours of programming. As Executive Producer, he received a Suncoast EMMY in 1997 for Entertainment Series for A Oscuras Pero Encendidos. Mr. Famadas has over 20 years of experience in television and radio production, programming, operations, sales and marketing.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 5

PROPOSAL 1—ELECTION OF DIRECTORS

Qualifications. The Board nominated Mr. Famadas to serve as a director because of his significant prior management experience as a co-founder and former manager of a television production company and senior vice president of a broadcasting firm, as well as his current management experience with a marketing firm.

Allan Mayer, 68, has served on our Board since June 2017. He has served as a Co-Chief Executive Officer of our subsidiary, 42West, LLC (“42West”) since March 2017. Previously, he served as Principal of 42West from October 2006 until its acquisition by our company in March 2017. From 1997 until October 2006, Mr. Mayer was managing director and head of the entertainment practice at the crisis communications firm Sitrick and Company. Mr. Mayer began his professional life as a journalist, working as a staff reporter for The Wall Street Journal; a writer, foreign correspondent and senior editor for Newsweek, and the founding editor (and later publisher) of Buzz magazine. He also served as editorial director of Arbor House Publishing Co. and senior editor of Simon & Schuster. Mr. Mayer has authored two books Madam Prime Minister: Margaret Thatcher and Her Rise to Power (Newsweek Books, 1980) and Gaston’s War (Presidio Press, 1987)—and is co-author, with Michael S. Sitrick, of Spin: How To Turn The Power of the Press to Your Advantage (Regnery, 1998). In addition, he has written for a wide variety of national publications, ranging from The New York Times Magazine to Vogue. Mr. Mayer is a recipient of numerous professional honors, including the National Magazine Award, the Overseas Press Club Citation of Excellence, and six William Allen White Awards. Mr. Mayer serves on the board of directors of Film Independent and has lectured on crisis management and communications at UCLA’s Anderson School of Business and USC’s Annenberg School of Communication. From December 2007 to January 2016, Mr. Mayer served as a director and member of the compensation and nominating and governance committees of American Apparel Inc., a public company. In connection with the 42West acquisition, our Board agreed to nominate a director selected by the sellers of 42West. In addition, Mr. O’Dowd entered into an agreement with the sellers to vote his beneficially owned shares of common stock to elect such nominee. As of April 20, 2017, the record date of the 2017 annual meeting of shareholders, Mr. O’Dowd owned 17.3% of our outstanding common stock. The sellers selected Mr. Mayer as their candidate for election to our Board and our shareholders elected Mr. Mayer to serve as a director at the 2017 annual meeting of shareholders.

Qualifications. The Board believes Mr. Mayer is qualified to serve as a director based on his management experience as a founding principal of 42West as well as his significant experience in the entertainment marketing and public relations industry.

Mirta A. Negrini, 54, has served on our Board since December 2014 and as our Chief Financial and Operating Officer since October 2013. Ms. Negrini has over thirty years of experience in both private and public accounting. Immediately prior to joining us, she served since 1996 as a named partner in Gilman & Negrini, P.A., an accounting firm of which our company was a client. Ms. Negrini is a Certified Public Accountant licensed in the State of Florida.

Qualifications. The Board nominated Ms. Negrini to serve as a director because of her significant accounting experience gained as a named partner at an accounting firm.

Nicholas Stanham, Esq., 50, has served on our Board since December 2014. Mr. Stanham is a founding partner of R&S International Law Group, LLP in Miami, Florida, which was founded in January 2008. His practice is focused primarily in real estate and corporate structuring. Mr. Stanham has over 20 years of experience in real estate purchases and sales of residential and commercial properties. Since 2004, Mr. Stanham has been a member of the Christopher Columbus High School board of directors. In addition, he serves as a director of ReachingU, a foundation that promotes initiatives and supports organizations that offer educational opportunities to Uruguayans living in poverty.

Qualifications. The Board nominated Mr. Stanham to serve as a director because of his experience as a founding partner at a law firm as well as his business management experience at that firm.

Recommendation of the Board of Directors

Our Board recommends a vote “FOR” each of the director nominees.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 6

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CORPORATE GOVERNANCE

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Board Leadership Structure and Role in Risk Oversight

Our Board has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead our Board remains free to make this determination in a manner it deems most appropriate for our Company. Currently, we combine the positions of Chief Executive Officer and Chairman of the Board. We believe that the combined role of Chief Executive Officer and Chairman of the Board promotes strategy development and execution. Mr. O’Dowd currently serves as Chief Executive Officer and Chairman of the Board. We believe Mr. O’Dowd is suited to serve both roles, because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Currently, our Board does not perform a risk oversight function.

Meetings

During 2017, our Board held a total of twelve meetings. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board during the period in which he or she was a director and (2) the total number of meetings of all committees on which he served during the period in which he was a director. It is the policy of our Board to encourage its members to attend our annual meeting of shareholders. All members of the Board, with the exception of Michael Espensen, were present at our 2017 annual meeting of shareholders.

Director Independence

In December 2017, our common stock began trading on the Nasdaq Capital Market, LLC (“Nasdaq”). The Nasdaq listing standards require that a majority of the board be comprised of independent directors. In 2018, our Board undertook a review of director independence, which included a review of each director’s responses to questionnaires inquiring about any relationships with us. This review was designed to identify and evaluate any transactions or relationships between a director or any member of his or her immediate family and us, or members of our senior management or other members of our Board, and all relevant facts and circumstances regarding any such transactions or relationships. Based on its review, our Board determined that Messrs. Espensen, Famadas, Pozo and Stanham are independent. Messrs. O’Dowd and Mayer and Ms. Negrini are not independent under Nasdaq’s independence standards or its nominating committee independence standards.

In making a determination of independence with respect to Mr. Pozo, our Board considered Mr. Pozo’s various past investments in our digital productions (the “Investments”) and his receipt of interest income from such Investments. Because Mr. Pozo participated in such Investments on substantially similar terms as all other investors and did not receive any preferential terms or payment arrangements and is also in the business of making investments to other companies similar to our Company, our Board determined that such Investments did not impair his independence. In addition, our Board determined that Mr. Pozo’s beneficial ownership of approximately 11% of our outstanding common stock as of April 19, 2018 did not preclude Mr. Pozo from being independent from us.

Board Committees

Our Board currently has a standing Audit Committee and Compensation Committee. Each of the Board’s committees operates under a written charter adopted by our Board which addresses the purpose, duties and responsibilities of the committee. A current copy of each committee charter can be found on our website at www.dolphinentertainment.com by clicking on Investor Relations.

Audit Committee

The Audit Committee consists of Messrs. Famadas, Stanham and Espensen, who serves as Chairman. In 2017, the Audit Committee held six meetings, which were all attended by each member during his period of service, except for two meetings that Mr. Famadas was unable to attend.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 7

CORPORATE GOVERNANCE

Among its responsibilities, the Audit Committee assists the Board in overseeing:

•

our accounting and financial reporting practices and policies and systems of internal controls over financial reporting;

•

the integrity of our consolidated financial statements and the independent audit thereof;

•

our compliance with legal and regulatory requirements; and

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the performance of the independent registered public accounting firm and assessment of the auditors’ qualifications and independence.

In addition, the Audit Committee reviews and approves related party transactions. The Audit Committee Chairman reports on Audit Committee actions and recommendations at Board meetings. The Audit Committee may, in its discretion, delegate its duties and responsibilities to a subcommittee of the Committee as it deems appropriate. Our Board has determined that each member of the Audit Committee meets the independence requirements under Nasdaq’s listing standards and the enhanced independence standards for audit committee members required by the SEC. In addition, our Board has determined that Mr. Espensen meets the requirements of an audit committee financial expert under the rules of the SEC.

Compensation Committee

In September 2017, our Board established a Compensation Committee consisting of Messrs. Famadas, Stanham and Pozo, who serves as Chairman. As a smaller reporting company, we are not subject to Nasdaq’s enhanced independence standards for compensation committee members. As discussed above, Mr. Pozo is not standing for re-election at the Annual Meeting, thus the size of the Compensation Committee will be reduced to two members. Assuming that Mr. Famadas is re-elected to the Board, immediately after the Annual Meeting, the Board intends to appoint Mr. Famadas as Chairman of the Compensation Committee. In 2017, the Compensation Committee held one meeting, which was attended by each member.

Among its responsibilities, the Compensation Committee:

•

establishes salaries, incentives and other forms of compensation for executive officers and directors;

•

reviews and approves any proposed employment agreement with any executive officer and any proposed modification or amendment thereof; and

•

maintains and administers our equity incentive plan.

The Compensation Committee Chairman reports on Compensation Committee actions and recommendations at Board meetings. The Compensation Committee has the authority to engage the services of outside legal or other experts and advisors as it in its sole discretion, however, in 2017 the Compensation Committee did not engage an independent compensation consultant because it did not believe one was necessary. Our Chief Executive Officer may recommend compensation levels for executive officers (other than his own) to the Compensation Committee. The Compensation Committee may form and delegate authority to subcommittees as appropriate and in accordance with applicable law, regulation or the Nasdaq rules.

Director Nominations

Our Board currently does not have a standing nominating committee or committee performing similar functions. In accordance with Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board. Our Board believes that our independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Messrs. Espensen, Famadas, Pozo (until the end of his current term as a director) and Stanham. In accordance with Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 8

CORPORATE GOVERNANCE

The Board will also consider director candidates recommended for nomination by our shareholders during such times as it is seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). All shareholder nominations and recommendations for nominations to the Board must be addressed to the Chairman of the Audit Committee who will submit such nominations to the Board. Our Board currently does not have a written policy with regard to the nomination process, or a formal policy with respect to the consideration of director candidates. In addition, we have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our businesses, integrity, professional reputation, independence, and the ability to represent the best interests of our shareholders. The Board will evaluate the suitability of potential candidates nominated by shareholders in the same manner as other candidates recommended to the Board.

Director Compensation

In 2017, we did not pay compensation to any of our directors in connection with their service on our Board.

Code of Ethics and Code of Conduct

Our Board has adopted a Code of Ethics for Senior Financial Officers (“Code of Ethics”) which we plan to periodically revise to reflect best corporate governance practices and changes in applicable rules. Our Code of Ethics sets forth standards of conduct applicable to our Chief Executive Officer and our Chief Financial and Operating Officer to promote honest and ethical conduct, proper disclosure in our periodic filings, and compliance with applicable laws, rules and regulations. In addition, in 2017, our Board adopted a Code of Conduct for Directors, Officers and Employees (“Code of Conduct”). Our Code of Ethics and Code of Conduct are available to view at our website, www.dolphinentertainment.com by clicking on Investor Relations. We intend to provide disclosure of any amendments or waivers of our Code of Ethics on our website within four business days following the date of the amendment or waiver.

Related Party Transaction Policy

Under applicable Nasdaq listing standards, all related person transactions must be approved by our Audit Committee or another independent body of the Board. For smaller reporting companies, current SEC rules define transactions with related persons to include any transaction, arrangement or relationship (i) in which we are a participant, (ii) in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and (iii) in which any executive officer, director, director nominee, beneficial owner of more than 5% of our common stock, or any immediate family member of such persons has or will have a direct or indirect material interest. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests. All related person transactions will be disclosed in our applicable SEC filings as required under SEC rules.

Certain Relationships and Related Party Transactions

William O’Dowd, IV

On December 31, 2011, we issued an unsecured revolving promissory note to Dolphin Entertainment, LLC, an entity wholly owned by our CEO, Mr. O’Dowd. The revolving promissory note accrued interest at a rate of 10% per annum. Dolphin Entertainment, LLC had the right at any time to demand that all outstanding principal and accrued interest be repaid with a ten-day notice to us. During the year ended December 31, 2016, Dolphin Entertainment, LLC advanced $270,000 to us pursuant to the revolving promissory note. On March 4, 2016, we entered into a subscription agreement with Dolphin Entertainment, LLC, pursuant to which we and Dolphin Entertainment, LLC agreed to convert $1,920,600 of principal balance and $1,152,809 of accrued interest outstanding under the revolving promissory note into 307,341 shares of common stock. The shares were converted at a price of $10.00 per share. During the year ended December 31, 2016, $32,008 was expensed in interest and we recorded accrued interest of $5,788 related to the revolving promissory note on our consolidated balance sheet as of December 31, 2016. The largest aggregate balance that we owed to Dolphin Entertainment, LLC during 2016 was $3,073,410. As of December 31, 2017 and 2016, we did not have any outstanding balances under the revolving promissory note.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 9

CORPORATE GOVERNANCE

Dolphin Entertainment, LLC has previously advanced funds for working capital to Dolphin Films, Inc. (“Dolphin Films”), its former subsidiary, which we acquired in March 2016. On October 1, 2016, Dolphin Films entered into a promissory note with Dolphin Entertainment, LLC, in the principal amount of $1,009,624 for funds previously advanced. The note is payable on demand and bears interest at a rate of 10% per annum. On November 29, 2017, the Audit Committee approved an amendment to the promissory note to allow for additional advances and repayments on the promissory note up to a maximum principal balance of $5,000,000. During the year ended December 31, 2017, we agreed to include certain script costs and other payables totaling $594,315 that were owed to Dolphin Entertainment, LLC as part of the promissory note. As of December 31, 2017 and 2016, Dolphin Films owed Dolphin Entertainment, LLC $1,708,874 and $684,326, respectively, of principal and $175,504 and $19,652, respectively, of accrued interest, that was recorded on the consolidated balance sheets. Dolphin Films recorded interest expense of $155,852 and $83,551, respectively, for the years ended December 31, 2017 and 2016. During the years ended December 31, 2017 and 2016, we received proceeds related to the note from Dolphin Entertainment, LLC in the amount of $1,388,000 and $320,000, respectively. During the years ended December 31, 2017 and 2016 and as of April 25, 2018, we repaid Dolphin Entertainment, LLC principal amounts of $707,766, $2,251,742 and $381,001, respectively. The largest aggregate principal amount Dolphin Films owed Dolphin Entertainment, LLC during 2017, 2016 and as of April 25, 2018 was $1,873,731, $2,658,800 and $1,708,875, respectively. The balance of principal outstanding under the note as of April 25, 2018 was $1,327,874.

On September 7, 2012, we entered into an employment agreement with Mr. O’Dowd, which was subsequently renewed for a period of two years, effective January 1, 2015. The agreement provided for an annual salary of $250,000 and a one-time bonus of $1,000,000. Unpaid compensation accrues interest at a rate of 10% per annum. As of December 31, 2017 and 2016, we had a balance of $971,809 and $735,211, respectively, of accrued interest and $2,500,000 and $2,250,000, respectively, of accrued compensation related to this agreement. We recorded $236,598 and $212,066, respectively of interest expense for the years ended December 31, 2017 and 2016. The largest aggregate balance we owed Mr. O’Dowd during 2017 and 2016 and as of April 25, 2018 was $2,500,000, $2,250,000 and $2,562,500, respectively. The balance of principal outstanding as of April 25, 2018 was $2,562,500.

On March 7, 2016, we acquired Dolphin Films from Dolphin Entertainment, LLC. As consideration, we issued to Dolphin Entertainment, LLC 2,300,000 shares of Series B Convertible Preferred Stock, par value $0.10 per share and 1,000,000 shares (50,000 shares after giving effect to the July 2017 amendment of our Articles of Incorporation) of Series C Convertible Preferred Stock, par value $0.001 per share. On November 15, 2016, Dolphin Entertainment, LLC converted the Series B Convertible Preferred Stock into 1,092,500 shares of our common stock. As Mr. O’Dowd is the sole owner of Dolphin Entertainment, LLC, he is deemed the beneficial owner of such shares of common stock.

On December 26, 2017, in an underwritten registered public offering of our securities, Mr. O’Dowd purchased 88,500 units at a public offering price of $4.13 per unit. Each unit consisted of one share of our common stock and one warrant to purchase one share of our common stock at an exercise price of $4.74 per share.

Allan Mayer

On March 30, 2017, we purchased all of the membership interests of the sellers of 42West, of which Mr. Mayer owned 31.67%, for approximately $18.7 million in shares of common stock (less certain working capital and closing adjustments, transaction expenses and payments of indebtedness), plus the potential to earn up to an additional $9.3 million in shares of common stock. During the year ended December 31, 2017, 42West achieved the required financial performance targets, and the sellers, including Mr. Mayer, earned the additional consideration, which will be paid in shares of common stock in equal installments over a three-year period.  In connection with the 42West acquisition, we entered into an employment agreement with Allan Mayer for a three-year term after the closing date of the acquisition, with an initial base salary of $400,000, subject to annual increases based on achievement of certain EBITDA thresholds, and annual bonus provisions. On April 5, 2018, we amended Mr. Mayer’s employment agreement to modify the annual bonus provisions and eliminate his right (i) to be eligible to receive in accordance with the provisions of our incentive compensation plan, a cash bonus for the calendar year 2017 if certain performance goals were achieved and (ii) to receive an annual bonus, for each year during the term of his employment agreement, of $200,000 in shares of common stock based on the 30-day trading average market price of such common stock. The amendment provides for Mr. Mayer to be eligible under our incentive compensation plan to receive annual cash bonuses beginning with the calendar year 2018 based on the achievement of certain performance goals.  In connection with the 42West acquisition, we also entered into a put agreement with Mr. Mayer, pursuant to which we granted Mr. Mayer the right, but not the obligation, to cause us to purchase up to an aggregate of 349,783 of his shares of common stock received as consideration for a purchase price equal to $9.22 per share, during certain specified exercise periods up until December 2020. As of April 25, 2018, we purchased an aggregate of 108,457 shares of our common stock from Mr. Mayer for an aggregate purchase price of $1,000,000, pursuant to the put agreement.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 10

CORPORATE GOVERNANCE

On September 20, 2017, we executed an unsecured promissory note in favor of an entity related to Mr. Mayer, in the amount of $150,000. The promissory note accrued interest at a rate of 10% per annum with a maturity date of September 20, 2018. During the year ended December 31, 2017, we recorded interest expense of $3,542 related to this promissory note. On December 18, 2017, we repaid the entire principal balance and all of the accrued interest outstanding in the amount of $1,875 on the promissory note. The largest aggregate balance that we owed to Mr. Mayer during 2017 was $150,000. During the year ended December 31, 2017, we recorded interest expense of $3,542 related to this promissory note.

On December 26, 2017, in an underwritten registered public offering of our securities, Mr. Mayer purchased 60,000 units at a public offering price of $4.13 per unit. Each unit consisted of one share of our common stock and one warrant to purchase one share of our common stock at an exercise price of $4.74 per share.

Justo Pozo

During 2016, we entered into three separate debt exchange agreements with entities under the control of our director, Mr. Pozo, to exchange promissory notes with an aggregate principal and interest balance of $8,178,145 into 814,814 shares of our common stock at $10.00 per share. The promissory notes accrued interest at rates ranging from 11.25% to 12.5% per annum. Mr. Pozo was the holder of a convertible note that mandatorily and automatically converted into common stock, at the conversion price of $10.00 per share, upon the average market price per share of common stock being greater than or equal to the conversion price for twenty trading days. During 2016, such triggering event occurred and the convertible note was converted into 316,400 shares of our common stock.

Nicholas Stanham

In March 2016, we entered into a debt exchange agreement with our director, Mr. Stanham, pursuant to which we exchanged a promissory note in the amount of $50,000 for 5,564 shares of our common stock, as payment in full of the promissory note. The promissory note accrued interest at a rate of 10% per annum. The shares of common stock were converted at a price of $10.00 per share.

On December 26, 2017, in an underwritten registered public offering of our securities, Mr. Stanham purchased 12,000 units at a public offering price of $4.13 per unit. Each unit consisted of one share of our common stock and one warrant to purchase one share of our common stock at an exercise price of $4.74 per share.

T Squared Partners LP

In connection with the merger whereby we acquired Dolphin Films, we entered into a preferred stock exchange agreement with T Squared Partners LP, or T Squared (previously T Squared Investments, LLC), pursuant to which, on March 7, 2016, we issued 1,000,000 shares of Series B Convertible Preferred Stock to T Squared in exchange for 1,042,753 shares of Series A Convertible Preferred Stock, previously issued to T Squared. On November 16, 2016, T Squared converted the Series B Convertible Preferred Stock into 475,000 shares of our common stock.

On November 4, 2016, we issued Class G, Class H and Class I Warrants to T Squared that entitle T Squared to purchase up to 1,250,000 shares of our common stock. The warrants have a maximum exercise provision that prohibit T Squared from exercising warrants that would cause it to exceed 9.99% of our outstanding shares of common stock, unless the restriction is waived or amended, by the mutual consent of us and T Squared.

In September 2015, T Squared extended its Class E and Class F Warrants until December 31, 2018. On April 14, 2017, T Squared partially exercised Class E Warrants and acquired 162,885 shares of our common stock pursuant to the cashless exercise provision in the related warrant agreement. T Squared had previously paid down $1,675,000 for these shares.

On February 27, 2018, we signed an amended and restated Warrant G that (i) eliminated the provision that permitted the warrant to be extended beyond its original expiration date of January 31, 2018 if the warrant holder was not able to fully exercise the warrant and remain below a 9.9% ownership threshold, and (ii) provided for a definitive expiration date of the warrant of January 31, 2019.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 11

CORPORATE GOVERNANCE

Stephen L. Perrone

In December 2016, we and entities affiliated with Stephen L. Perrone entered into: (i) a debt exchange agreement to exchange promissory notes in the aggregate amount of $6,470,990 for shares of our common stock and (ii) a purchase agreement to acquire a 25% membership interest of Dolphin Kids Clubs owned by the affiliated entity. The promissory notes accrued interest at rates ranging from 11.25% to 13.25% per annum. Pursuant to the agreements, we issued a Class J Warrant that entitled Mr. Perrone to purchase up to 1,085,000 shares of our common stock at a price of $0.03 per share through December 29, 2020. In addition, we issued to an entity affiliated with Mr. Perrone a Class K Warrant as consideration to terminate an equity finance agreement in the amount of $564,000. The Class K Warrant entitled Mr. Perrone to purchase up to 85,000 shares of our common stock at a price of $0.03 per share prior to December 29, 2020. On March 31, 2017, Mr. Perrone’s affiliated entities exercised the Class J and Class K Warrants at an aggregate purchase price of $35,100 and acquired 1,170,000 shares of our common stock.

On July 5, 2012, we signed an unsecured promissory note in the amount of $300,000 bearing interest at a rate of 10% per annum and payable on demand. During the years ended December 31, 2017 and 2016, we recorded interest expense of $30,000 and $30,082, respectively, and owed accrued interest of $164,795 and $134,795, respectively. We did not repay any principal or interest on the promissory note in 2016, 2017 or 2018 to date. The largest aggregate balance that we owed to Mr. Mayer during 2017, 2016 and as of April 25, 2018 was $300,000, which was also the amount outstanding as of April 25, 2018.

Alvaro and Lileana De Moya

During 2016, we entered into two separate debt exchange agreements with Alvaro and Lileana De Moya to convert two promissory notes entered into in 2013 and 2015, with an aggregate balance of $3,437,414 of principal and interest into 343,742 shares of our common stock at a price of $10.00 per share. The promissory notes accrued interest at rates ranging from 11.25% to 12.5% per annum. In addition, we entered into a subscription agreement with Alvaro and Lileana De Moya in which they purchased 260,000 shares of our common stock at $10.00 per share.

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EXECUTIVE COMPENSATION

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The following table presents summary information for the fiscal years ended December 31, 2017 and 2016 concerning compensation earned for services rendered in all capacities by our Chief Executive Officer and our Chief Financial and Operating Officer.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	All Other Compensation $	Total ($)
William O’Dowd, IV,	2017	250,000	(1)	—	256,979 (2)	506,979
Chairman and Chief Executive Officer	2016	250,000		—	377,403	627,403

Mirta A. Negrini,	2017	200,000		—	—	200,000
Chief Financial and Operating Officer	2016	200,000		—	—	200,000

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(1)

For 2017, we accrued the full amount of Mr. O’Dowd’s salary of $250,000 but did not make any payments on this amount.

(2)

This amount includes life insurance in the amount of $20,381 and interest paid on accrued and unpaid compensation in the amount of $236,598 (see Certain Relationship and Related Party Transactions). This amount does not include interest payments on promissory notes from related party transactions.

Outstanding Equity Awards at Fiscal Year-End

None of the executive officers named in the table above had any outstanding equity awards as of December 31, 2017 and 2016.

Mirta A. Negrini Employment Arrangement

On October 21, 2013, we appointed Ms. Negrini as our Chief Financial and Operating Officer, at an annual base salary of $150,000. In 2016, Ms. Negrini’s annual base salary was increased to $200,000. The terms of Ms. Negrini’s employment arrangement do not provide for any payments in connection with her resignation, retirement or other termination, or a change in control, or a change in her responsibilities following a change in control.

Information Concerning Executive Officers

Biographical information with respect to our current executive officers, Mr. O’Dowd and Ms. Negrini, is set forth above under “Proposal 1—Election of Directors.”

Information Concerning Significant Employees

Set forth below is certain information relating to our significant employees, Leslee Dart and Amanda Lundberg. Biographical information with respect to our significant employee, Mr. Mayer, is set forth above under “Proposal 1—Election of Directors.”

Leslee Dart, 63, has served as a Co-Chief Executive Officer of 42West since March 2017. Ms. Dart co-heads 42West’s Talent division and co-heads its Entertainment and Targeted Marketing division. Ms. Dart has directed the publicity campaigns for more than 300 motion pictures and television shows. Ms. Dart and her team also represent numerous individual actors and entertainers. A recipient of the 2009 New York Women in Communications Matrix Award for excellence in Public Relations, Ms. Dart began her career at Rogers & Cowan, a marketing and public relations agency. In 1981, she joined PMK, a marketing and public relations agency, eventually becoming its President. In 2004, she founded The Dart Group, which later became 42West. Ms. Dart attended the University of Southern California and received a degree in public relations from the School of Journalism, with a minor in fine arts.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 13

EXECUTIVE COMPENSATION

Amanda Lundberg, 53, Ms. Lundberg has served as a Co-Chief Executive Officer of 42West since March 2017. Ms. Lundberg co-heads 42West’s Entertainment and Targeted Marketing division. Ms. Lundberg has been instrumental in developing and overseeing hundreds of film-release campaigns, awards campaigns, festival launches, and publicity initiatives for studios, financing and production companies as well as for individual filmmakers and talent. Ms. Lundberg also represents a diverse slate of actors, directors, writers, and producers. In addition, Ms. Lundberg has played a pioneering role in helping filmmakers and financiers self-distribute their films. Prior to joining 42West in 2005, Ms. Lundberg was Executive Vice President of Worldwide Public Relations at Miramax, a global film and television studio, developing and overseeing publicity campaigns for major motion pictures. From 1995 to 2001, Ms. Lundberg also served as Senior Vice President of Worldwide Publicity at Metro-Goldwyn-Mayer, a leading entertainment company, where she oversaw the studio’s international public relations efforts.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 14

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PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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Introduction

The Audit Committee has selected BDO to continue to serve as our independent registered public accounting firm for the 2018 fiscal year. BDO has served as our independent registered public accounting firm since May 2014. In connection with the selection of BDO, the Audit Committee annually reviews and negotiates the terms of the engagement letter entered into with BDO. This letter sets forth important terms regarding the scope of the engagement, associated fees, payment terms and responsibilities of each party.

The Audit Committee and our Board believe that the continued retention of BDO as our independent registered public accounting firm is in the best interest of us and our shareholders, and we are asking our shareholders to ratify the selection of BDO as our independent registered public accounting firm for 2018. Although ratification is not required by our Bylaws or otherwise, we are submitting the selection of BDO to our shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. The Audit Committee will consider the outcome of our shareholders’ vote in connection with the Audit Committee’s selection of our independent registered public accounting firm in the next fiscal year, but is not bound by the shareholders’ vote. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time if it determines that a change would be in the best interests of us and our shareholders.

We expect a representative of BDO to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

Fees Paid to BDO

	Year Ended 12/31/2017	Year Ended 12/31/2016
Audit Fees(1)	$567,185	$161,875
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$567,185	$161,875

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(1)

Audit Fees— this category includes the audit of our annual financial statements, review of financial statements included in our Form 10-Q Quarterly Reports, comfort letters and services that are normally provided by the independent auditors in connection with engagements for those fiscal years.

The Audit Committee reviews, and in its sole discretion pre-approves, our independent auditors’ annual engagement letter including proposed fees and all auditing services provided by the independent auditors. Accordingly, our Audit Committee approved all services rendered by BDO during fiscal year 2017, as described above. The Audit Committee has not implemented a policy or procedure which delegates the authority to approve, or pre-approve, audit or permitted non-audit services to be performed by BDO. Our Board may not engage the independent auditors to perform the non-audit services proscribed by law or regulation.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 15

PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Report

The Audit Committee oversees our accounting and financial reporting processes on behalf of the Board. Management has primary responsibility for our financial statements, financial reporting process and internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and evaluating the effectiveness of internal controls and issuing reports thereon. The Audit Committee’s responsibility is to select the independent auditors and monitor and oversee our accounting and financial reporting processes, including our internal controls over financial reporting, and the audits of our financial statements.

In 2017, the Audit Committee met and held discussions with management and the independent auditors. In the discussions related to our financial statements for fiscal year 2017, management represented to the Audit Committee that such financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee reviewed and discussed with management the financial statements for fiscal year 2017. In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors those matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the written disclosures and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2017 be included in our 2017 annual report on Form 10-K, for filing with the SEC.

The Audit Committee: Michael Espensen Nelson Famadas Nicholas Stanham

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report above shall not be incorporated by reference into this proxy statement.

Recommendation of the Board of Directors

Our Board recommends a vote “FOR” ratification of BDO as our independent registered public accounting firm for 2018.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 16

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

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The table below shows the beneficial ownership as of April 19, 2018, of our common stock and our Series C Convertible Preferred Stock held by each of our directors, named executive officers, all current directors and executive officers as a group and each person known to us to be the beneficial owner of more than 5% of our outstanding common stock and 5% of our Series C Convertible Preferred Stock. The percentages in the table below are based on 11,037,927 shares of common stock outstanding and 50,000 shares of Series C Convertible Preferred Stock outstanding as of April 19, 2018. Shares of common stock that will be issuable upon conversion of the Series C Convertible Preferred Stock are not included in such calculation as the Board has not determined that an optional conversion threshold (as defined below) has occurred. The Series C Convertible Preferred Stock is convertible in accordance with the terms set forth in our Amended and Restated Articles of Incorporation, as amended, a conformed copy of which was filed with our Form 10-Q for the quarter ended September 30, 2017 with the SEC.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act. Except as indicated by footnote and subject to community property laws, where applicable, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock that are shown as beneficially owned by them. In computing the number of shares owned by a person and the percentage ownership of that person, any such shares subject to warrants or other convertible securities held by that person that were exercisable as of April 19, 2018 or that will become exercisable within 60 days thereafter are deemed outstanding for purposes of that person’s percentage ownership but not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as required by law, holders of Series C Convertible Preferred Stock will only have voting rights once the independent directors of the Board determine that an optional conversion threshold has occurred.

Common Stock

Name and Address of Owner(1)	# of Shares of Common Stock	% of Class (Common Stock)
Directors and Executive Officers
William O’Dowd, IV(2)	1,802,843	16.2%
Michael Espensen	278	*
Nelson Famadas	1,993	*
Allan Mayer(3)	418,719	3.8%
Mirta A Negrini	––	––
Justo Pozo(4)	1,214,709	11.0%
Nicholas Stanham, Esq.(5)	38,334	*
All Directors and Executive Officers as a Group (7 persons)	3,476,876	31.0%
5% Holders
Stephen L. Perrone(6)	2,050,000	18.3%
T Squared Partners LP(7)	1,137,231	9.9%
Alvaro and Lileana de Moya(8)	603,742	5.5%

Series C Convertible Preferred Stock

Name and Address of Owner(1)	# of Shares of Preferred Stock	% of Class (Preferred Stock)
William O’Dowd, IV(9)	50,000	100%

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* Less than 1% of outstanding shares.

(1)

Unless otherwise indicated, the address of each shareholder is c/o Dolphin Entertainment, Inc., 2151 Le Jeune Road, Suite 150, Mezzanine, Coral Gables, Florida, 33134.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(2)

The amount shown includes (1) 621,052 shares of common stock held by Dolphin Digital Media Holdings LLC, which is wholly-owned by Mr. O’Dowd, (2) 527,841 shares of common stock held by Dolphin Entertainment, LLC, which is wholly-owned by Mr. O’Dowd and (3) 565,450 shares of common stock held by Mr. O’Dowd individually. The amount shown also includes 88,500 shares issuable upon the exercise of warrants that are exercisable within 60 days after April 19, 2018. The amount shown does not include shares of common stock that are issuable upon conversion of the Series C Convertible Preferred Stock upon the determination by the independent directors of the Board that an optional conversion threshold has occurred. In accordance with the terms of our Amended and Restated Articles of Incorporation, as amended, each share of Series C Convertible Preferred Stock will be convertible into one half of a share of common stock, subject to adjustment for each issuance of common stock (but not upon issuance of common stock equivalents) that occurred, or occurs, from the date of issuance of the Series C Convertible Preferred Stock (the “issue date”) until the fifth (5th) anniversary of the issue date (i) upon the conversion or exercise of any instrument issued on the issue date or thereafter issued (but not upon the conversion of the Series C Convertible Preferred Stock), (ii) upon the exchange of debt for shares of common stock, or (iii) in a private placement, such that the total number of shares of common stock held by an “Eligible Class C Preferred Stock Holder” (based on the number of shares of common stock held as of the date of issuance) will be preserved at the same percentage of shares of common stock outstanding held by such Eligible Class C Preferred Stock Holder on such date. An Eligible Class C Preferred Stock Holder means any of (i) Dolphin Entertainment, LLC for so long as Mr. O’Dowd continues to beneficially own at least 90% and serves on the board of directors or other governing entity, (ii) any other entity in which Mr. O’Dowd beneficially owns more than 90%, or a trust for the benefit of others, for which Mr. O’Dowd serves as trustee, and (iii) Mr. O’Dowd individually. Series C Convertible Preferred Stock will only be convertible by the Eligible Class C Preferred Stock Holder upon our company satisfying one of the “optional conversion thresholds”. Specifically, a majority of the independent directors of the Board, in its sole discretion, must have determined that our company accomplished any of the following (i) EBITDA of more than $3.0 million in any calendar year, (ii) production of two feature films, (iii) production and distribution of at least three web series, (iv) theatrical distribution in the United States of one feature film, or (v) any combination thereof that is subsequently approved by a majority of the independent directors of the Board based on the strategic plan approved by the Board. While certain events may have occurred that could be deemed to have satisfied this criteria, the independent directors of the Board have not yet determined that an optional conversion threshold has occurred.

(3)

The shares are held by the Mayer-Vogel Trust, an entity in which Mr. Mayer is the trustee, and are beneficially owned by Mr. Mayer. The amount shown also includes 60,000 shares issuable upon the exercise of warrants that are exercisable within 60 days after April 19, 2018.

(4)

The amount shown includes: (i) 508,869 shares held by Pozo Opportunity Fund I, LLC; (ii) 342,115 shares held by Pozo Opportunity Fund II, LLC; (iii) 336,945 shares held by Pozo Capital Partners, LLC; (iv) 938 shares held by the Zulita Pina Irrevocable Trust; (v) 875 shares held by Justo Pozo ACF Ricardo S. Pozo U/FI/UTMA; and (vi) 24,966 shares held by Justo Luis and Sylvia E. Pozo. Mr. Pozo is the beneficial owner of all of the shares and has sole voting and dispositive power with respect to all of the shares except for (i) 24,966 shares with respect to which he shares voting and dispositive power with his spouse; (ii) 1,500 shares with respect to which he shares voting and dispositive power with his children; and (iii) 336,945 shares held by Pozo Capital Partners, LLC with respect to which Mr. Pozo shares voting and dispositive power with his spouse and children.

(5)

The amount shown includes 12,000 shares issuable upon the exercise of warrants that are exercisable within 60 days after April 19, 2018. Mr. Stanham shares voting and dispositive power with respect to all of the shares of common stock with his spouse.

(6)

The amount shown includes: (i) 1,235,000 shares held by KCF Investments LLC; (ii) 385,000 shares held by BBCF 2011 LLC; (iii) 225,000 shares held by BBCD LLC; (iv) 5,000 shares held by Mr. Perrone as an individual; and (v) 25,000 shares held by Strocar Investments LLC. The amount shown also includes 175,000 shares issuable upon the exercise of warrants that are exercisable within 60 days after April 19, 2018. Stephen L. Perrone (4450 US Highway #1, Vero Beach, FL 32967) is the beneficial owner of all of the shares and has sole voting and dispositive power with respect to all of the shares.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(7)

The amount shown includes 794,231 shares held by Mark Jensen and/or Thomas M. Suave and related entities owned by Mark Jensen and/or Thomas M. Suave.  The amount shown is also based upon: (i) 12,115 shares issuable upon the exercise of a Class E Warrant; (ii) 175,000 shares issuable upon the exercise of a Class F Warrant; (iii) 750,000 shares issuable upon the exercise of a Class G Warrant; (iv) 250,000 shares issuable upon the exercise of a Class H Warrant; and (v) 250,000 shares issuable upon the exercise of a Class I Warrant. Each of the warrants is exercisable within 60 days after April 19, 2018, to the extent that after giving effect to such exercise, the holder (together with the holder’s affiliates) would not beneficially own in excess of 9.9% of the number of shares of common stock outstanding immediately after giving effect to such exercise. As of April 25, 2018, the maximum number of warrants that were exercisable based on such threshold was 343,000 warrants. Mark Jensen and Thomas M. Suave are both principals of T Squared Partners LP (P.O. Box 606, Fishers, IN 46038) and are each deemed to have beneficial ownership of all the shares. Mr. Jensen and Mr. Suave have shared voting and dispositive power over all shares beneficially owned by T Squared Partners LP.

(8)

The amount shown includes: (i) 75,000 shares held by the Alvaro de Moya Revocable Trust; (ii) 75,000 shares held by the Lileana de Moya Revocable Trust; (iii) 100,000 shares held by the Lileana de Moya Lifetime Trust; (iv) 10,000 shares held by the Alvaro de Moya Grantor Retained Annuity Trust; and (v) 343,742 held by Alvaro and Lileana de Moya. Alvaro and Lileana De Moya serve as trustees for these entities and have shared voting and dispositive power over all the shares beneficially owned.

(9)

The Series C Convertible Preferred Stock are held by Dolphin Entertainment, LLC, which is wholly-owned by Mr. O’Dowd.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 19

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OTHER MATTERS

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Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and certain officers, and persons who own more than 10% of our common stock, to file with the SEC reports of ownership and changes in ownership of our common stock and other equity securities. Based solely on a review of such reports that were filed with the SEC, all filings required of directors and Section 16 officers and persons who own more than 10% of our common stock in 2017 were made on a timely basis, with the exception of (i) Allan Mayer who untimely reported on two Form 4s three exercises of put rights and (ii) Nicholas Stanham who untimely reported on a Form 4 the purchase of units in our public offering, consisting of common stock and warrants.

Shareholder Proposals for 2019 Annual Meeting of Shareholders

Shareholder proposals should be sent to us at the address set forth in the Notice. To be considered for inclusion in our proxy statement for the 2019 Annual Meeting of Shareholders, the deadline for submission of shareholder proposals, pursuant to Rule 14a-8 of the Exchange Act is December 28, 2018.

Transaction of Other Business

At the date of this proxy statement, the only business which our Board intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or an adjournment or postponement thereof, it is the intention of the person named in the accompanying form of proxy to vote the proxy on such matters in accordance with his best judgment.

List of Shareholders Entitled to Vote at the Annual Meeting

The names of shareholders of record entitled to vote at the Annual Meeting will be available at our corporate office for a period of 10 days prior to the Annual Meeting and continuing through the Annual Meeting.

Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity.

Communication with our Board of Directors

Shareholders may communicate with the Board by directing their communications in a hard copy (i.e., non-electronic) written form to the following address: Board of Directors, Dolphin Entertainment, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134. A shareholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of our common stock. Our Corporate Secretary or one of our officers will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of products or services, (ii) communications from landlords relating to our obligations or the obligations of one of our subsidiaries under a lease, (iii) communications from suppliers or vendors relating to our obligations or the obligations of one of our subsidiaries to such supplier or vendor, (iv) communications from opposing parties relating to pending or threatened legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (v) any other communications that the Corporate Secretary or officer deems, in his or her reasonable discretion, unrelated to our business. The Corporate Secretary or officer will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s). A copy of any qualifying communications that relate to our accounting and auditing practices will also be sent directly to the Audit Committee whether or not it was directed to such persons.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 20

OTHER MATTERS

Available Information

We maintain an internet website at www.dolphinentertainment.com. Copies of the Audit Committee Charter, Compensation Committee Charter, Code of Ethics and Code of Conduct can be found on our website, www.dolphinentertainment.com, by clicking on Investor Relations, and such information is also available in print to any shareholder who requests it by writing to us at the address below.

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the 2017 annual report on Form 10-K as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, through our website, www.dolphinentertainment.com, by clicking on Investor Relations and then SEC Filings. A request for a copy of such report should be directed to Dolphin Entertainment, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134, Attention: Mirta A. Negrini, Telephone: (305) 774-0407. A copy of any exhibit to the 2017 annual report on Form 10-K will be forwarded following receipt of a written request to us.

Electronic Delivery

We have elected to take advantage of the SEC’s rule that allows us to furnish proxy materials to you online. We believe electronic delivery will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual Meeting by reducing printing and mailing of full sets of materials. We mailed the Notice containing instructions on how to access our proxy statement and 2017 annual report on Form 10-K online on or about April 27, 2018. If you would like to receive a paper copy of the proxy materials, the Notice contains instructions on how to receive a paper copy.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our proxy statement, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of materials from us, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of materials from us for your household, please contact our transfer agent, Nevada Agency and Transfer Company in writing at 50 West Liberty Street, Suite 880, Reno, Nevada 89501, or by telephone at (775) 322-0626.

If you participate in householding and wish to receive a separate copy of the proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of materials from us in the future, please contact our transfer agent as indicated above. Beneficial shareholders can request information about householding from their nominee.

Dolphin Entertainment, Inc. | 2018 Proxy Statement | Page 21

DOLPHIN ENTERTAINMENT, INC. 2151 LE JEUNE ROAD SUITE 150-MEZZANINE CORAL GABLES, FL 33134

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. ET on 06/05/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/05/2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following:						number(s) of the nominee(s) on the line below.

1.	Election of Directors		☐	☐	☐

Nominees:

	01) William O'Dowd, IV	02) Michael Espensen		03) Nelson Famadas		04) Allan Mayer	05) Mirta A. Negrini
06) Nicholas Stanham, Esq.

							For	Against	Abstain

2.	Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the 2018 fiscal year.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐ (see reverse for instructions)

Please indicate if you plan to attend this meeting ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

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DOLPHIN ENTERTAINMENT, INC. Annual Meeting of Shareholders June 6, 2018 at 9:00 AM This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) William O’Dowd, IV, as proxy, with the power to appoint (his/her/their) substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of DOLPHIN ENTERTAINMENT, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, EDT on June 6, 2018, at the LAW OFFICES OF GREENBERG TRAURIG, located at 333 S.E. 2ND AVENUE, SUITE 4400, MIAMI, FL 33131, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and according to the discretion of the proxy holder on any other matter that may properly come before the meeting.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side